Exhibit 10.78

AMENDMENT TO REAL ESTATE PURCHASE AND SALE AGREEMENT
CITYVIEW PROPERTY, CLARK COUNTY, NEVADA

THIS AMENDMENT TO REAL ESTATE PURCHASE AND SALE AGREEMENT (this “Amendment”) is made and entered into as of October 31, 2018 (the “Effective Date”), by and among Tharaldson Ethanol Plant I, LLC, a Nevada limited liability company (“TEP”), TMII South Tech, LLC, a Nevada limited liability company (“TMII”), C.Y. & R.I. Heritage Inn of Palmdale, Inc., a Nevada corporation (“Heritage Inn Palmdale”), C.Y. Heritage Inn of Dayton, Inc., a Nevada corporation (“Heritage Inn Davton”), and 4424 Polaris Avenue, LLC, a Nevada limited liability company (“4424 Polaris” and, together with TEP, TMII, Heritage Inn Palmdale and Heritage Inn Dayton, the “Seller”) and Brightline Holdings, LLC, a Delaware limited liability company (“Purchaser”).

RECITALS
A. Seller and Purchaser have previously entered into that certain Real Estate Purchase and Sale Agreement, dated September 17, 2018, with respect to certain real property bearing Clark County Assessor Parcel Numbers 162-20-112-002, 162-20-112-003, 162-20-214-004, 162-20-214-003, 162-20-214-005, 162-20-214-001, 162-20-214-002 and 162-20-112-001 as described more fully therein (the “Agreement”).

B. The parties hereto now desire to amend the Agreement as set forth below.

AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Recitals. The foregoing recitals are true and correct and are incorporated herein by this reference as though set forth in full.

2. Capitalized Terms. All capitalized terms used herein shall have the meanings ascribed to them in the Agreement, unless otherwise defined herein.

3. Amendment. Seller and Purchaser hereby amend the Agreement by deleting in its entirety and replacing the first sentence in Section 5.3 with the following:

“5.3. Title Objections. On or before November 16, 2018 (“Title Objection Date”), Purchaser shall notify the Seller in writing of any title exceptions or matters identified in the Commitment, the Exception Documents, or the Survey of which Purchaser disapproves (“Title Objection Notice”).”

4. Conflict. This Amendment is and shall be construed as a part of the Agreement. In case of any inconsistency between this Amendment and the Agreement, the provisions containing such inconsistency shall first be reconciled with one another to the maximum extent possible, and then to the extent of any remaining inconsistency, the terms of this Amendment shall be controlling.

5. Force and Effect. Except as set forth in this Amendment, the terms and conditions of the Agreement shall remain unchanged and in full force and effect.

6. Counterparts: Facsimile or Electronic Signature: Authority. The parties hereto agree that this Amendment may be executed in multiple counterparts which, when signed by all parties, shall constitute a binding agreement. The parties further agree that this Amendment may be executed and delivered by facsimile or electronic signature, and that any facsimile or electronic signature shall be binding upon the party providing such signature as if it were the party’s original signature.

[Signatures appear on next page]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Effective Date.

PURCHASER:

BRIGHTLINE HOLDINGS, LLC.,
a Delaware limited liability company

By:	/s/ Kolleen Cobb
Name:	Kolleen Cobb
Title:	Vice President

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SELLER:

THARALDSON ETHANOL PLANT I, LLC,
a Nevada limited liability company

By:	/s/ Gary Tharaldson
Name:	Gary Tharaldson
Its:	Manager

TMII SOUTH TECH, LLC,
a Nevada limited liability company

By:	/s/ Gary Tharaldson
Name:	Gary Tharaldson
Its:	Manager

C.Y. HERITAGE INN OF DAYTON, INC.,
a Nevada corporation

By:	/s/ Gary Tharaldson
Name:	Gary Tharaldson
Its:	President

4424 POLARIS AVENUE, LLC
a Nevada limited liability company

By:	/s/ Gary Tharaldson
Name:	Gary Tharaldson
Its:	Manager

C.Y. & R.I. HERITAGE INN OF PALMDALE, INC.
a Nevada corporation

By:	/s/ Gary Tharaldson
Name:	Gary Tharaldson
Its:	President